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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (333-34130 and 333-37638) of ON Semiconductor Corporation of our reports dated February 17, 2000 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K/A.


PricewaterhouseCoopers LLP

Phoenix, Arizona
August 11, 2000